     DELAWARE POOLED® TRUST
The Focus Smid-Cap Growth Equity Portfolio
The Select 20 Portfolio
(each a “Portfolio” and collectively, the “Portfolios”)

Supplement to the Portfolios’ Prospectus
dated February 27, 2009

On November 18, 2009, the Board of Trustees of Delaware Pooled Trust unanimously voted to approve changes related to the Portfolios’ investment strategy in foreign securities. These changes will be effective 60 days after the date of this Supplement.

The following replaces the information in the section entitled, "Additional Investment Information - American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs)”:

Securities	How the Portfolios use them
American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs are receipts issued by a U.S. depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S. issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

The Large-Cap Growth Equity, The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios may invest in sponsored and unsponsored ADRs. Such ADRs that The Large-Cap Value Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, and The Real Estate Investment Trust II Portfolios may invest in will be those that are actively traded in the United States.

In conjunction with their investments in foreign securities, The Large-Cap Growth Equity, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios may also invest in sponsored and unsponsored EDRs and GDRs. In addition, The Small-Cap Growth Equity Portfolio, and The Focus Smid-Cap Growth Equity Portfolio may invest in sponsored and unsponsored GDRs subject to their 10% and 20% limits, respectively, on investments in foreign securities.

The following replaces the information in the section entitled, "Additional Investment Information – Foreign, Information, and Inefficient Market Risk”:

Risk	How the Portfolios strives to manage them

Foreign, Information, and Inefficient Market Risk: Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations, or other taxes imposed with respect to investments in foreign nations, foreign exchange controls, which may include suspension of the ability to transfer currency from a given country, and default in foreign government securities. As a result of these factors, foreign securities markets may be less liquid and more volatile that U.S. markets and a portfolio may experience difficulties and delays in converting foreign currencies back into U.S. dollars. Such events may cause the value of certain foreign securities to fluctuate widely and may make it difficult to accurately value foreign securities.

Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.

The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The International Fixed Income, and The Global Fixed Income Portfolios will invest in securities of foreign issuers, which normally are denominated in foreign currencies, and may hold foreign currencies directly. The Small-Cap Growth Equity, The Real Estate Investment Trust II, and The High Yield Bond Portfolios may each invest up to 10% of its respective total assets and The Focus-Smid Cap Growth Equity, The Select 20, The Large-Cap Growth Equity, The Intermediate Fixed Income, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may each invest up to 20% of its respective total assets, in foreign securities. For those Portfolios investing primarily in foreign securities, the Manager attempts to reduce the risk presented by such investments by conducting world-wide fundamental research, including country visits. In addition, the Manager monitors current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, a Portfolio may hedge exposure to those currencies for defensive purposes.

The following replaces the information in the section entitled, "Additional Investment Information – Emerging Markets Risk”:

Securities	How the Portfolios use them

Emerging Markets Risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments.  In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of lesser quality.  Economic markets and structures ten to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid and subject to greater price volatility.

The Emerging Markets Portfolio focuses its investments on companies in these markets and The Real Estate Investment Trust II, The International Equity, The Labor Select International Equity, The Global Real Estate Securities, The Intermediate Fixed Income, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income Portfolios, The Global Fixed Income, The Focus Smid-Cap Growth Equity, The Select 20 and The International Fixed Income Portfolios may invest a portion of their assets in securities of issuers located in emerging markets. The Portfolios cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and other relevant factors.

Please keep this Supplement for future reference.

This Supplement is dated November 20, 2009.